Exhibit 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FirstEnergy Corp. on Form 10-K/A, as amended, for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/H.Peter Burg H.
                                            ------------------------
                                                   H. Peter Burg
                                             Chief Executive Officer
                                                September 11, 2003


                                              /s/Richard H. Marsh
                                            ------------------------
                                                 Richard H. Marsh
                                              Chief Financial Officer
                                                 September 11, 2003



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